BROAD STREET INVESTMENT VII, INC.

           PRE-INCORPORATION CONSULTATION AND SUBSCRIPTION AGREEMENT

This Agreement (the "Agreement") is made and entered into this 27th day April, 2001, by and between Michael P. Toups, Leon H. Toups, David H. Voth Mark T. Thatcher, James H. Brennan, III and Douglas A. Dyer (hereinafter collectively referred to as the "parties").

     WHEREAS, the parties desire to form a corporation pursuant to the laws of the State of Colorado, under the name of Broad Street Investment VII, Inc., (the "Company"), to engage, in the business of acting as a capital market access vehicle by registering its securities with the U.S. Securities and Exchange Commission under the Securities Act of 1933, and thereafter seeking to acquire one or more existing businesses through merger or acquisition; and

     WHEREAS, the parties desire to subscribe for the acquisition of stock to be issued upon formation of the Company, and have mutually agreed that the consideration for the issuance of such shares shall be pre-incorporation services and assistance to the Company relating to its formation, determination of an appropriate capital structure, and in developing its business plan.


     NOW, THEREFORE, in consideration of the foregoing, and in consideration of the mutual covenants and promises hereinafter set forth, it is agreed as follows:

1. Agreement to Form Corporation. The undersigned parties hereby agree to form a corporation pursuant to the laws of the State of Colorado, under the name of BROAD STREET INVESTMENT VII, INC. (the "Company"). The corporation shall be formed for the purpose of acting as a capital market access vehicle by registering its securities with the U.S. Securities and Exchange Commission under the Securities Act of 1933, and thereafter seeking to acquire one or more existing businesses through merger or acquisition.

2. Preincorporation Services. By execution of this Agreement, each of the undersigned hereby agrees to provide such services as may be necessary or appropriate prior to the incorporation of the Company, for purposes of determining the feasibility of, and completing, the Company's business plan, including, but not limited to, determining the Company's capital needs, establishing an appropriate capital structure, investigating the likelihood of finding a suitable merger or acquisition target, reviewing applicable legal and regulatory restrictions imposed by the Securities and Exchange Commission, the National Association of Securities Dealers, and other governmental or regulatory organizations, and the like.

3. Agreement to Serve as Incorporator. By execution of this Agreement, the parties hereby agree to serve as incorporator of the Company and to provide services in conjunction with its incorporation and in conjunction with the preparation of all necessary organizational documents, including, but not limited to, articles of incorporation, bylaws, subscription agreements, organizational meeting minutes, and the like.

4. Agreement to Serve as Officers and Directors. By execution of this Agreement, the parties hereby agree to serve as officers and directors of the Company following its incorporation, and in that capacity, to assume responsibility for implementation of the Company's business plan.

5. Consideration. As consideration for the services described herein, upon formation of the Company, the undersigned shall cause the Company to issue and deliver to each of the parties hereto, and each of the parties hereto hereby agrees to accept the following as full consideration for the services rendered:


Name                    Date of       Shares       Aggregate      Purchase
                        Sale                       Purchase       Price
                                                   Price          per Share


Michael P. Toups        04-27-01      250,000      $250.00(1)     $0.001

Leon H. Toups           04-27-01      250,000      $250.00(1)     $0.001

David H. Voth           04-27-01      250,000      $250.00(1)     $0.001

Mark T. Thatcher        04-27-01      250,000      $250.00(1)     $0.001


James H. Brennan, III   04-27-01      250,000      $250.00(1)     $0.001

Douglas A. Dyer         04-27-01      250,000      $250.00(1)     $0.001

<F1>Each unit consists of one share of Common Stock.
<F2>The agreed upon fair market value of the shares for purposes of this
Agreement is $0.001 per share. Accordingly, upon issuance such shares shall be valued on the books of the Company at $0.001 per share.


6. Exemption from Registration. The parties hereto intend and agree that this Agreement shall serve as a written compensatory contract which, upon formation of the Company, satisfies the requirements of Rule 701 adopted by the Securities and Exchange Commission under the Securities
Act of 1933, as amended. Accordingly, it is the intent of the parties that the exemption from registration provided by Rule 701 shall be applicable to the issuance of the shares.

7. Representations and Acknowledgments. The parties hereto make the following representations and acknowledgments:

(a) The shares shall, upon issuance, have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any State Blue Sky or securities laws and only the Company can register such securities under the Act or under applicable State Blue Sky or securities laws.


(b) Upon issuance, the shares shall constitute "restricted securities" as that term is defined in Rule 144 under the Act.

(c) Following issuance, the shares may not be sold or transferred for value without registration under the Securities Act of 1933, as amended, or under applicable State blue sky or securities laws, or in the absence of an opinion of counsel acceptable to the Company that such registration is not required under such Act or Acts, and it is not anticipated that the Company will, at any time, seek to register the shares under the Act or under any applicable state blue sky or securities laws.

(d) Following its formation and the issuance of the shares, the Company may, from time to time, make stop transfer notations in the Company's records to assure compliance with the Act and any applicable State blue sky or securities laws.

(e) In accordance with the foregoing restrictions, the parties hereby agree that a legend substantially to the effect of the following may be placed upon all certificates representing the shares:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER
OTHER SECURITIES LAWS.  SUCH SECURITIES HAVE BEEN
ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD,
TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (i)
THEY SHALL HAVE BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE
SECURITIES ACT, OR (ii) THE COMPANY SHALL HAVE BEEN
FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY
TO COUNSEL FOR THE COMPANY, THAT REGISTRATION IS
NOT REQUIRED UNDER ANY OF SUCH ACTS."

(f) The parties hereto are acquiring the shares upon issuance solely for their own account and not on behalf of any other person.

(g) The parties hereto are acquiring the shares upon issuance for investment purposes and not with the present intent of reselling or otherwise distributing the Units or the underlying securities.

(h) By execution of this Agreement, the parties hereto agree to execute and deliver to the Company, following its formation, any document, or do any other act or thing, which the Company may reasonably request in connection with the acquisition of the shares.

8. Assignment. None of the parties hereto, or their heirs, executors, representatives or assigns shall sell, assign, create a security interest in, pledge, or otherwise transfer or encumber the shares to be issued hereunder, without the express prior written consent of each of the other parties hereto.

9. Colorado Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of Colorado.

10. Binding Effect. This Agreement shall inure to the benefit of, and be binding upon the parties, and their respective heirs, executors, representatives and permitted assigns.

11. Entire Agreement. This Agreement supersedes all agreements previously made between the parties relating to its subject matter. There are no other understandings or agreements between the parties.

IN WITNESS WHEREOF, this Preincorporation Consultation and Subscription Agreement Regarding BROAD STREET INVESTMENT VII, INC., has been executed as of the day and year first above written.


/s/ Michael P. Toups

/s/ Leon H. Toups

/s/ David H. Voth

/s/ Mark T. Thatcher

/s/ James H. Brennan, III

/s/ Douglas A. Dyer


                        BROAD STREET INVESTMENT VII, INC.


                             SUBSCRIPTION AGREEMENT

                           AND INVESTOR QUESTIONNAIRE

                        BROAD STREET INVESMENT VII, INC.
                                 (THE "COMPANY")


INSTRUCTIONS TO SUBSCRIPTION AGREEMENT


This section must be completed by all Florida, Rhode Island and Tennessee resident investors.


PLEASE FOLLOW DIRECTIONS BELOW.


     1.Complete pages 2, 7, 9 (if applicable), 10 and 13.   If you would like
a representative of the Company to contact you regarding any questions about the Company call (423) 265-5062.


     2.Make sure to complete the signature page 7.


     3.Please make check payable in the amount of $___________, to BROAD STREET INVESTMENT VII, INC. (minimum investment: $0.001/1,000 Shares).

                              SUBSCRIPTION AGREEMENT


Broad Street Investment VII, Inc.
735 Broad Street
Suite 218
Chattanooga, TN 37402

     Re:     Regulation D, Rule 506 Corporate Offering -
             1,500,000 Shares at $0.001/Share of Company Common Stock

Gentlemen:


     1. Subscription. The undersigned hereby subscribes for and agrees to
purchase ___________________________ (       ) share(s) (the "Shares"), at a
price of $0.001 per Share of common stock (the "Common Stock") of Broad Street Investment VII, Inc. (the "Company"), a Colorado corporation, for a total purchase price of __________________ Dollars ($__________.00) (the "Purchase
Price"), in accordance with the terms and conditions of the offering (the "Offering") made by the Company pursuant to the exemptions to registration afforded by Rule 506 of the Securities Act of 1933 (the "Act") dated April 27, 2001, (the "Disclosure Document"). This Subscription Agreement (the "Agreement") may be rejected in whole or in part by the Company.


     2. Payment of Purchase Price. The undersigned hereby tenders his or her personal or certified check or a bank cashier's or treasurer's check made payable to the order of "Broad Street Investment VII, Inc." for the full amount of the Purchase Price, namely, $0.001) for each Share purchased by the undersigned (the "Purchase Price"), together with a fully completed and signed Confidential Investor Questionnaire, a copy of which is attached hereto as Exhibit A. A stock certificate of the Company, representing the aggregate number of shares of Common Stock of the Company that the undersigned is purchasing (the "Shares"), will be delivered to the undersigned promptly after the successful completion of the Offering.

     3. Acknowledgment of Receipt of Certain Documents and Instruments. The undersigned hereby acknowledges his or her receipt of this subscription agreement. Also, the undersigned may request in writing to receive any one, or all, of the exhibits set forth below for inspection:

Exhibits   Description


(1.1)-     Articles of Incorporation of the Company, as amended;

(2.1)-     Bylaws of the Company;

(3.1)-     Specimen Form of the Company's Common Stock Certificate;

(4.1)- Instruments Defining Rights of Security Holders/Minutes of Annual/Special Meetings of the Company;

(5.1)-     Opinion of Law Offices of Mark T. Thatcher


     4. Representations and Warranties. The undersigned hereby represents and warrants to the Company and its directors, officers and control persons, as follows:

          (a) He or she is a citizen of the United States and is at least 21 years of age.

          (b) The residence of the undersigned set forth below is the true and correct residence of the undersigned and he or she has no present intention of becoming a resident or domiciliary of any other state, country or jurisdiction.

          (c) He or she has received and read, and is familiar with, the contents of the Disclosure Document and all of the Exhibits thereto that have been requested for inspection (itemized in Section 4, above).

          (d) The shares of Common Stock of the Company for which the undersigned hereby subscribes will be acquired by the undersigned for investment only, for the undersigned's own account, and not with a view to, for offer for sale or for sale in connection with, the distribution or transfer thereof. The shares of Common Stock of the Company are not being purchased for subdivision or fractionalization thereof; and the undersigned has no contract, undertaking, agreement or arrangement with any person or entity to sell, hypothecate, pledge, donate or otherwise transfer (with or without consideration) to any such person or entity any shares of Common Stock of the Company which the undersigned hereby subscribes, and the undersigned has no present plans or intention to enter into any such contract, undertaking, agreement or arrangement.

          (e) The present financial condition of the undersigned is such that he or she is under no present or contemplated future need to dispose of any portion of the shares of Common Stock of the Company for which the undersigned hereby subscribes to satisfy any existing or contemplated undertaking, need or indebtedness.


     5. Acknowledgment of Certain Facts. The undersigned acknowledges his or her awareness and understanding of the following:

          (a) This Agreement may be rejected in whole or in part by the Company in its sole and absolute discretion.

          (b) The Company was organized in April, 2001.

          (c) The purchase of one or more Shares is a speculative investment which involves a high degree of risk of loss by the undersigned of his or her entire investment in the Shares.

          (d) Any "Risk Factors" set forth in a Disclosure Document.

          (e) No federal or state agency has made any finding or determination as to the fairness for public investment, nor any recommendation or endorsement, of the Shares.

          (f) Although there may not be restrictions on the transferability of the shares of Common Stock of the Company; there may be no market for the shares of Common Stock of the Company and, accordingly, it may not be possible for the undersigned to liquidate readily, or at all, his or her investment in the Company in case of an emergency or otherwise.

          (g) The shares of Common Stock of the Company have not been registered under either the federal Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts").

          (h) The Company will file periodic reports with the Securities and Exchange Commission ("SEC") pursuant to the provisions of the Securities Exchange Act of 1934, as amended.

          (i) All instruments, documents, records and books pertaining to this investment have been made available for inspection by the undersigned's attorney and accountant and the undersigned, and that the books and records of the Company will be available upon reasonable notice, for inspection by investors during reasonable business hours at its principal place of business. There is available to the undersigned, by contacting Michael P. Toups, Secretary of the Company, the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and to obtain any additional information which the Company possesses or can obtain without unreasonable effort or expenses that is necessary to verify the information contained in the Disclosure Document.

     6. Notices. Any notices or other communications required or permitted hereby shall be given by registered or certified, U. S. first-class mail, postage prepaid, return receipt requested, and if to the Company, at the address at the beginning of this Agreement, and if to the undersigned, at the address set forth below his or her signature hereto, or to such other addresses as either the Company or the undersigned shall designate to the other by notice in writing. All such notices and other communications shall be deemed to be received when given, as aforesaid.


     7. Successors and Assigns. This Agreement shall be binding upon the Company and shall inure to the benefit of the Company, its directors, officers and control persons, and its respective successors, heirs, personal and legal representatives, guardians and assigns. This Agreement shall be binding upon and inure to the benefit of the undersigned and his or her heirs, personal and legal representatives and guardians. Neither this Agreement nor any part of it shall be assignable by the undersigned.


     8. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado, and to the extent it involves any United States statute, in accordance with the laws of the United States.


     IN WITNESS WHEREOF, the undersigned has executed, sealed and delivered this Subscription Agreement this ______________ day of April 27, 2001.


                                  SUBSCRIPTION


(a)     Minimum Subscription                              $  1.00
        (1,000 Shares @$0.001/share)(1,000 Shares)

(b)     Maximum Subscription                              $250.00
        (250,000 Shares @$0.001/share)(250,000 Shares)


(c)     Number of Shares                                  _______________


        TOTAL COMMITMENT                                  $______________


WITNESS:



(Signature of Subscriber)


STATE OF                 )
                         )     ss:
CITY/COUNTY OF           )

On __________________, 2001, before me, the undersigned, a Notary Public, personally appeared __________________________, well known to me to be the person(s) whose name(s) is/are subscribed to the foregoing instrument and acknowledged that he/she/they executed the same.

     WITNESS my hand and official seal.


                                   Notary Public
                                   My Commission Expires:

                                   EXHIBIT A

                       BROAD STREET INVESTMENT VII, INC.

                      CONFIDENTIAL INVESTOR QUESTIONNAIRE

     The Shares offered for sale pursuant to the registration exemption afforded by Rule 506 of the Act and accompanying Disclosure Document dated April 27, 2001, of the common stock (the "Common Stock") of Broad Street Investment VII, Inc. (the "Company") a Colorado corporation, have not been registered under the Securities Act of 1933 (the "Act"), or under the securities laws of any state (the "State Acts"), and are being offered for sale and sold in reliance upon exemptions from the registration requirements of the Act and the State Acts. As a result, this Questionnaire must be completed by each potential investor in order to assist the Company in determining whether the offer for sale and sale of the Shares will qualify under such exemptions.

     All information furnished is for the use of the Company and its respective counsel and accountants. Such information will be held in confidence by such persons, except that this Confidential Investor Questionnaire may be furnished to such parties as the Company and its respective counsel and accountants deem necessary or desirable to establish compliance with federal or state securities laws.

SPECIAL NOTE:

CORPORATIONS, PARTNERSHIPS, TRUSTS, AND OTHER ENTITIES

     Subscribers which are corporations, partnerships, trusts, or other entities should have an authorized corporate officer, general partner, trustee, or other authorized representative complete Section I of this Confidential Investor Questionnaire, giving information concerning such representative, and may optionally complete Section II of the Confidential Investor Questionnaire giving information concerning the entity. In addition, the following information should be provided with respect to the entity:


1.     Name of Subscriber (Entity):
       Address:
       City:      County:      State:
       Telephone:
       Form (i.e., corporation, partnership, trust, other entity):
       State in which organized:
       States in which business conducted:
       State in which business primarily conducted:


2. Is the Subscriber subscribing for that number of Shares having a total purchase price of at least $150,000 and which does not exceed 20% of the Subscriber's net worth?

               Yes               No


3. Was the Subscriber organized for the specific purpose of purchasing the Shares?

               Yes               No

SECTION I

(ALL SUBSCRIBERS, OR THEIR AUTHORIZED CORPORATE OFFICER, GENERAL PARTNER, TRUSTEE OR OTHER AUTHORIZED REPRESENTATIVE, IF THE SUBSCRIBER IS A CORPORATION, PARTNERSHIP, TRUST, OR OTHER ENTITY, MUST COMPLETE THIS
SECTION I, GIVING INFORMATION CONCERNING HIMSELF OR HERSELF.)

(Please Print. Attach Additional Pages Where Necessary to Answer Questions
Fully.)


1.     Name:                                 Telephone:


       Residence     Address:



       City:             County:            State:     Zip:


       Business Name:


       Business Address:


       City:         County:         Zip:       Telephone:


       Date of Birth:            Social Security Number:


       Communications should be sent to (check one):


       Business:               Residence Address:

                                   SECTION II
                          "ACCREDITED INVESTOR" STATUS

(ONLY "ACCREDITED INVESTORS" MAY SUBSCRIBE TO THIS OFFERING AND MUST SATISFY ONE OF THE CRITERIA SET FORTH BELOW.)

(a)  Accredited investor.

"Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:


(1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;


(2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(3) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;


(4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;


(5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;


(6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;


(7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in §230.506(b)(2)(ii); and


(8)  Any entity in which all of the equity owners are accredited  investors.

SUBSCRIBERS MAY BE REQUIRED TO SUBMIT ADDITIONAL INFORMATION TO THE COMPANY TO ENABLE THE COMPANY TO DETERMINE THE SUBSCRIBER'S SUITABILITY UNDER APPLICABLE FEDERAL OR STATE LAWS OR TO VERIFY THE INFORMATION PROVIDED.

The Subscriber acknowledges that the Company and its directors, officers, and control persons are relying upon the representations and warranties concerning the Subscriber set forth in this Confidential Investor Questionnaire. The Subscriber affirms, represents, and warrants to the Company and its directors, officers, and control persons that he/she has read this entire document and that all information provided by such investor is true, correct, accurate, and complete and may be relied upon for purposes of determining the availability of an exemption from registration for the offer and sale of the Shares.



(Date)                              (Signature)


                                    (Printed or typed name)

April 27, 2001



CONFIDENTIAL

The Shareholders
Broad Street Investment I, II, III, IV,
V, VI, VII and VIII, Inc.
Mark T. Thatcher, Esq.
17 West Cheyenne Mt. Blvd.
Colorado Springs, CO  80906

     Re: Investment Representation Letter

Ladies and Gentlemen:

In connection with the issuance of the outstanding capital stock of Broad Street Investment I, II, III, IV, V, VI, VII and VIII, Inc., Colorado development stage corporations ( hereinafter collectively referred to as "Broad Street"), and pursuant to issuances of stock in reliance on the exemptions from registration prescribed by Rule 701 and Rule 506 of Regulation D of the Securities Act of 1933 (the "Securities Act") made to you as individual(s) who are officers, directors, members or affiliates of Broad Street (the "Stockholders"), you, the undersigned, hereby make the following certifications and representations with respect to the Common Stock that is being issued to you (the "Shares").

The undersigned is either an "accredited investor," as that term is defined in Regulation D of the Securities Act or prior to the issuance of Common Stock,
(i) has been given an opportunity by Broad Street to ask questions and receive answers concerning Broad Street and to obtain any additional information from Broad Street that is necessary to make an informed decision regarding the receipt of shares, and (ii) has been advised by Broad Street of the limitations on resale.

By answering the questions listed below, the undersigned further represents that he/she has the educational background and the business and financial knowledge and experience necessary to evaluate the prospective interest in Broad Street, or may rely on a representative to evaluate the interest on his/her behalf:

Page 2
The Shareholders
April 27, 2001
_____________________


1. Please describe your educational background, indicating degrees obtained.




2.a)   Please state your present occupation, employer, primary business address, and business phone number.


(b) Please describe your occupational history briefly. Specific employers need not be identified. What is sought is a description of your experience in financial and business matters.




3. Please indicate your prior experience in investing in new, speculative, companies.




4.     Please indicate any other relevant investment experience.




5. Please describe any pre-existing personal or business relationship between you and Broad Street or any of its officers or directors.




6. If you have a background or experience in the business conducted by Broad Street, please describe.




Page 3
The Shareholders
April 27, 2001
_________________________

The undersigned represents and warrants that the undersigned is receiving the Shares solely for the undersigned's account for investment and not with a view to or for sale or distribution of the Shares or any part thereof. The undersigned also represents that the entire legal and beneficial interests of the Shares the undersigned is receiving will be held for the undersigned's account only.

The undersigned understands that the Shares have not been registered under the Securities Act on the basis that no distribution or public offering of the Shares is to be effected. The undersigned realizes that the basis for the exemption may not be present if, notwithstanding the undersigned's representations, the undersigned has in mind merely receiving the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned has no such intention.

The undersigned recognizes that the Shares being received must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware that the Shares may not be sold pursuant to Rule 144 adopted under the Securities Act ("Rule 144") unless certain conditions are met including, among other things, (1) the availability of certain current public information about PC, (2) the passage of required holding periods under Rule 144 and (3) compliance with limitations on the volume of shares which may be sold during any three-month period. The undersigned acknowledges that the certificates representing the Shares will be legended to reflect these restrictions.

The undersigned further agrees not to make any disposition of all or any part of the Shares being received in any event unless and until:

1.The Shares are transferred pursuant to Rule 144; or

2.Broad Street shall have received a letter secured by the undersigned from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

3.There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or


Page 4
The Shareholders
April 27, 2001
_________________________

4.(i) The undersigned shall have notified Broad Street of the proposed disposition and shall have furnished Broad Street with a detailed statement of the circumstances surrounding the proposed disposition and (ii) the undersigned shall have furnished Broad Street with an opinion of counsel for the undersigned to the effect that such disposition will not require registration of such Shares under the Securities Act.


                                   Signature


                                   _________________________________


                                   Print Name


                                   __________________________________